UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2018

Longfin Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38192	81-5312393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16-017, 85 BROAD STREET, NEW YORK, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(917) 893-0995

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Change in Registrant’s Certifying Accountant

On February 7, 2018, Longfin Corp. (the “Company” or “Longfin”) engaged CohnReznick LLP (“CohnReznick”), as its principal accountant, and on the same date dismissed AJSH & Co. LLP (“AJSH”). The change was approved by the Audit Committee of the Company’s Board of Directors.

As of the date hereof, the audit of the Company’s financial statements for the fiscal year ended December 31, 2017 has not yet been completed; however, the Company expects such audit to be completed as part of CohnReznick’s engagement.

During the period from February 1, 2017 to February 28, 2017, which was audited by AJSH, and the year ended December 31, 2017 when AJSH was still the auditor of record and performing auditing procedures, (i) there were no disagreements with AJSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to AJSH’s satisfaction, would have caused AJSH to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K. The report of AJSH on the Company’s financial statements as of and for the period ended February 28, 2017 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to February 7, 2018, the Company did not consult with CohnReznick regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by CohnReznick that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of AJSH’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of AJSH & Co. LLP to the SEC dated February 7, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2018

LONGFIN CORP.

By:	/s/ Venkata Meenavalli
Name:	Venkata Meenavalli
Title:	Chairman

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